UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2010

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 4 AND ITEMS 6 THROUGH 8 NOT APPLICABLE.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 21, 2010, Astoria Financial Corporation (the “Company”) and its wholly owned subsidiary Astoria Federal Savings and Loan Association (the “Association”) each entered into Amendment No. 1 to the Amended and Restated  Employment Agreements (the “Amended Agreements”)with each of the Company’s and the Association’s executive officers. The executive officers of the Company and the Association are as follows:

a)	George L. Engelke, Jr., Chairman and Chief Executive Officer,
b)	Monte N. Redman, President and Chief Operating Officer,
c)	Gerard C. Keegan, Vice Chairman and Chief Administrative Officer,
d)	Alan P. Eggleston, Executive Vice President, Secretary and General Counsel,
e)	Frank E. Fusco, Executive Vice President, Treasurer and Chief Financial Officer,
f)	Arnold K. Greenberg, Executive Vice President, and
g)	Gary T. McCann, Executive Vice President.

The Amendment relate to five substantive changes to the employment agreements with the executive officers:

a)
Previously, the employment agreements with the Company have a three year term and, unless either party notifies the other to the contrary in writing, the agreements automatically renew on a daily basis to preserve the three year term. The agreements with the Association are reviewed annually by the Board of Directors of the Association for renewal to preserve their three year term. The amendment to the agreements with both the Company and the Association provide that no extensions will be provided beyond the 72nd birthday of the executive such that the agreements will expire on the day preceding the executive’s 75th birthday. Currently, Mr. Engelke is 71 years of age. Mr. Greenberg is 69 years of age.

b)
Mr. Engelke’s agreements were amended to provide that the designation of another individual as Chief Executive Officer by the Boards of Directors (the “Transition Date”) of the Company or the Association would not constitute a breach of his employment agreements or entitle him to severance. His salary following the Transition Date would be as established by the Boards of Directors, not less than $750,000 per annum. In the event Mr. Engelke became entitled to Severance Benefits, other than Standard Termination Entitlements, as defined in his employment agreements and for purposes of calculating benefits to which he may become entitle to pursuant to the Association’s Group Life Insurance, Excess and Supplemental Pension Plans following the Transition Date, his salary in effect immediately prior to the Transition Date shall be utilized.

c)	Indemnification provisions of the agreements were modified to provide that indemnification shall be provided to the maximum extent provided by applicable law.

d)	Severance benefits to which the executives may become entitled pursuant to the terms of the agreements were modified in the following respects:

1)
A number of the components of severance are calculated based upon the remaining contract term. Prior to the amendment, the remaining contract term was calculated by rounding partial years up to the next whole year. This calculation has been changed to calculate the remaining contract term as the number of whole or partial years remaining.

2)	The DB Severance Payment, as defined in the agreements, was amended to exclude consideration of the Bonus Severance Payment from its calculation, and
3)
The Bonus Severance Payment, as defined in the agreements, was amended to change the calculation to utilize the executive’s target bonus times the remaining contract term rather than 200% of target bonus times the contract term.

e)
Provisions that became applicable in the event the Company or Association issued any debt or equity to the United States Treasury pursuant to the Capital Purchase Program implemented under the Emergency Economic Stabilization Act of 2008 were deleted from the agreements since the Company in 2009 determined not to participate in such program.

The Company estimates that in the event all of its executive officers became entitled to severance payments and subject to Internal Revenue Code Section 280G excises taxes, these changes would reduce the Company’s expense related to these obligations by approximately $35,000,000.

The Company and the Association also entered into Amendment No. 1 to the Amended and Restated Change of Control Severance Agreements between the Company, the Association and each of the Association’s Senior Vice Presidents. The amendment to these agreements were consistent with the amendments described above in paragraphs (c), (d)(1), (d)(3) and (e).

Copies of the amendments described herein are attached as exhibits to this Form 8-K and are incorporated by reference herein. The description of the amendments set forth above is subject in its entirety to the terms of such exhibits.

Item 9.01.     Financial Statement and Exhibits.

(d)      Exhibits.

Exhibits 10.1 through 10.22 are management contracts or compensatory plans or arrangements.

Exhibit 10.1     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Financial Corporation and George L. Engelke, Jr. dated as of April 21, 2010.

Exhibit 10.2     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and George L. Engelke, Jr. dated as of April 21, 2010.

Exhibit 10.3     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Financial Corporation and Monte N. Redman dated as of April 21, 2010.

Exhibit 10.4     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Monte N. Redman dated as of April 21, 2010.

Exhibit 10.5     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Financial Corporation and Gerard C. Keegan dated as of April 21, 2010.

Exhibit 10.6     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Gerard C. Keegan dated as of April 21, 2010.

Exhibit 10.7     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Financial Corporation and Alan P. Eggleston dated as of April 21, 2010.

Exhibit 10.8     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Alan P. Eggleston dated as of April 21, 2010.

Exhibit 10.9     Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Financial Corporation and Frank E. Fusco dated as of April 21, 2010.

Exhibit 10.10   Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Frank E. Fusco dated as of April 21, 2010.

Exhibit 10.11   Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Financial Corporation and Arnold K. Greenberg dated as of April 21, 2010.

Exhibit 10.12    Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Arnold K. Greenberg dated as of April 21, 2010.

Exhibit 10.13    Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Financial Corporation and Gary T. McCann dated as of April 21, 2010.

Exhibit 10.14    Amendment No. 1 To Amended And Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Gary T. McCann dated as of April 21, 2010.

Exhibit 10.15    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Josie Callari dated as of April 21, 2010.

Exhibit 10.16    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Anthony S. DiCostanzo dated as of April 21, 2010.

Exhibit 10.17    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Brian T. Edwards dated as of April 21, 2010.

Exhibit 10.18    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Thomas E. Lavery dated as of April 21, 2010.

Exhibit 10.19    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and William J. Mannix, Jr. dated as of April 21, 2010.

Exhibit 10.20    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Robert T. Volk dated as of April 21, 2010.

Exhibit 10.21    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Ira M. Yourman dated as of April 21, 2010.

Exhibit 10.22    Amendment No. 1 To Amended And Restated Change Of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Robert J. DeStefano dated as of April 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astoria Financial Corporation

By:	/s/ Alan P. Eggleston
Alan P. Eggleston
Executive Vice President, Secretary and General Counsel

Dated: April 22, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Financial Corporation and George L. Engelke, Jr. dated as of April 21, 2010.

10.2	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and George L. Engelke, Jr. dated as of April 21, 2010.

10.3	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Financial Corporation and Monte N. Redman dated as of April 21, 2010.

10.4	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Monte N. Redman dated as of April 21, 2010.

10.5	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Financial Corporation and Gerard C. Keegan dated as of April 21, 2010.

10.6	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Gerard C. Keegan dated as of April 21, 2010.

10.7	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Financial Corporation and Alan P. Eggleston dated as of April 21, 2010.

10.8	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Alan P. Eggleston dated as of April 21, 2010.

10.9	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Financial Corporation and Frank E. Fusco dated as of April 21, 2010.

10.10	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Frank E. Fusco dated as of April 21, 2010.

Exhibit
Number	Description

10.11	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Financial Corporation and Arnold K. Greenberg dated as of April 21, 2010.

10.12	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Arnold K. Greenberg dated as of April 21, 2010.

10.13	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Financial Corporation and Gary T. McCann dated as of April 21, 2010.

10.14	Amendment No. 1 to Amended and Restated Employment Agreement by and between Astoria Federal Savings and Loan Association and Gary T. McCann dated as of April 21, 2010.

10.15
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Josie Callari dated as of April 21, 2010.

10.16
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Anthony S. DiCostanzo dated as of April 21, 2010.

10.17
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Brian T. Edwards dated as of April 21, 2010.

10.18
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Thomas E. Lavery dated as of April 21, 2010.

10.19
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and William J. Mannix, Jr. dated as of April 21, 2010.

10.20
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Robert T. Volk dated as of April 21, 2010.

10.21
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Ira M. Yourman dated as of April 21, 2010.

Exhibit
Number	Description

10.22
Amendment No. 1 to Amended and Restated Change of Control Severance Agreement by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and Robert J. DeStefano dated as of April 21, 2010.